UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

CRYSTAL ROCK HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CRYSTAL ROCK HOLDINGS, INC.
1050 Buckingham Street
Watertown, Connecticut 06795

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 29, 2014

The Annual Meeting of Stockholders of Crystal Rock Holdings, Inc. will be held at the Offices of Lamn, Krielow, Dytrych & Co., 500 University Boulevard, Suite 215, Jupiter, FL 33458 on Tuesday, April 29, 2014, at 11:00 a.m. local time, for the following purposes:

1.
elect the seven nominees named in the proxy statement to the Board of Directors to serve until the Annual Meeting of Stockholders in 2015 and until their respective successors have been duly elected and qualified;

2.	consider approval of the Company’s 2014 Stock Incentive Plan;

3.	ratify the appointment of Wolf & Company P.C. as the Company’s independent auditors for fiscal year 2014; and

4.	transact such other business as may properly come before the meeting and any adjournment(s) of the meeting.

The record date for the Annual Meeting is March 3, 2014.  Only stockholders of record at the close of business on March 3, 2014 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

By Order of the Board of Directors

Bruce S. MacDonald
Secretary

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING WHETHER OR NOT YOU ATTEND, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AS PROMPTLY AS POSSIBLE.

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.  PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

CRYSTAL ROCK HOLDINGS, INC.
(A Delaware Corporation)

PROXY STATEMENT

Annual Meeting of Stockholders
April 29, 2014

INFORMATION CONCERNING THE PROXY MATERIALS AND THE ANNUAL MEETING

Our Board of Directors is soliciting proxies to be voted at the 2014 Annual Meeting of Stockholders to be held on April 29, 2014.  Your vote is very important.  For this reason, our Board is requesting that you permit your common stock to be represented at the Annual Meeting by the persons named as proxies for the Annual Meeting.  This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting.  Please read it carefully.

Our principal executive offices are located at 1050 Buckingham Street, Watertown, Connecticut 06795.  Our telephone number is (860) 945-0661.  In this proxy statement, Crystal Rock Holdings, Inc. is sometimes referred to as the Company or Crystal Rock.

Internet Availability of Proxy Materials

These proxy solicitation materials are available at www.crystalrock.com/proxy on or about March 17, 2014 to all stockholders entitled to vote at the Annual Meeting.  A copy of our Annual Report on Form 10-K for the fiscal year ended October 31, 2013 is also available at www.crystalrock.com/proxy concurrently with these proxy solicitation materials.

Pursuant to the rules adopted by the Securities and Exchange Commission, or the SEC, the Company may elect to provide access to our proxy materials via the Internet.  Accordingly, we are furnishing proxy materials to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder.  The Company believes that this process expedites stockholders’ receipt of proxy materials, lowers the costs incurred by the Company for the Annual Meeting and helps to conserve natural resources.

Commencing March 17, 2014, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials, in the form of a mailing titled “Important Notice Regarding the Availability of Proxy Materials,” that contains instructions on how to access and review the proxy materials, including this proxy statement and our Annual Report on Form 10-K, on a website referred to in such notice, and how to access a proxy card to vote on the Internet or by telephone.  The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials and how to instruct us to send future proxy materials to stockholders electronically by email.  Any stockholder’s election to receive the Proxy Materials by email will remain in effect until such stockholder terminates the request.  If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one.  If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, currently or on an ongoing basis, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

Watertown, Connecticut
February 28, 2014

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

When is the Annual Meeting of Stockholders?

Our annual meeting of stockholders will be held at 11:00 a.m. local time on Tuesday, April 29, 2014.

Where is the Annual Meeting of Stockholders?

Our annual meeting of stockholders will be held the Offices of Lamn, Krielow, Dytrych & Co., 500 University Boulevard, Suite 215, Jupiter, FL 33458.

Who may vote at the Annual Meeting?

You may vote if our records show that you owned your shares on March 3, 2014, which is the record date. At the close of business on February 21, 2014, 21,360,411shares of our common stock were issued and outstanding and eligible to vote. You may cast one vote for each share of common stock held of record by you on the record date on all matters presented.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of printed proxy materials?

The Company has elected to provide access to the proxy materials over the Internet. We believe that this process will enable the Company to provide proxy materials to stockholders more quickly, reduce the impact of our Annual Meeting on the environment, and reduce costs.

Why did I receive a notice by email regarding the Internet availability of proxy materials?

You requested that the Company deliver proxy materials to you electronically by email.  If you wish to terminate this request, please contact American Stock Transfer & Trust Company, LLC by calling (800) 937-5449 or writing to 6201 15th Avenue, Brooklyn, New York 11219.

What is the difference between holding shares as a stockholder of record and beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Co., you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials was sent directly to you by us.  As the stockholder of record, you have the right to grant your voting proxy directly to us via the Internet, by telephone or by mail, or to vote in person at the Annual Meeting.

Beneficial Owner.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares, which are held in “street name,” and the Notice of Internet Availability of Proxy Materials is being provided to you by your broker, bank or nominee, who is considered the stockholder of record with respect to those shares.  As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a proxy from your broker, bank or nominee.  Your broker, bank or nominee has sent you a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.  Your broker does not have discretionary authority to vote your shares on Proposals 1 and 2 in this proxy statement without instructions from you.  Your broker does have discretionary authority to vote on Proposal 3, concerning the ratification of the appointment of our independent auditors.

How many votes can be cast by all stockholders?

Each share of our common stock is entitled to one vote. There is no cumulative voting. We had 21,360,411 shares of common stock outstanding and entitled to vote on February 21, 2014.

How many votes must be present to hold the Annual Meeting?

We must have a quorum in order to hold the Annual Meeting and conduct business.  A majority of our issued and outstanding shares as of the record date constitutes a quorum.  Shares are counted if you are present at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf.  In general, abstentions are counted as present for the purpose of determining the presence of a quorum.  Proxies received from brokers that express a vote on any matter will also be counted as present, even if they show a broker “non-vote” on any other matter(s).  The vote on each matter submitted to stockholders is tabulated separately.  Broadridge Financial Solutions, Inc. will tabulate the votes.

I own my shares in “street name.”  Will my broker vote my shares for me?

The ability of brokers to vote your shares for you without instructions from you is governed by Rule 452 of the New York Stock Exchange, which regulates the behavior of brokers who are “member organizations” of the NYSE (without regard to what exchange the shares are traded on).  The NYSE has identified 18 specific types of “Broker May Note Vote” matters, also known as non-routine matters.  At our Annual Meeting, the election of directors (Proposal One) and the 2014 Stock Incentive Plan proposal (Proposal Two) are each “Broker May Not Vote” matters, and therefore your broker will not express a vote on those proposals without instructions from you.  In cases where the broker is otherwise able to return your proxy card (for example, because your broker receives instructions from you on one such matter but not on others), the broker will submit your proxy card in accordance with your instructions on the matter(s) for which you gave instructions or on which the broker had discretion, and will show other matters as a broker “non-vote.”

Proposal Three, the ratification of the appointment of our independent auditors, is a “Broker May Vote,” or routine matter.  In general, a broker may vote in accordance with management’s recommendation on a routine matter, without instruction from you.

How many votes are required to elect directors?

Directors are elected by a plurality of the votes cast.  This means that the individuals nominated for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected; a nominee does not need to receive a majority to be elected.  If you withhold authority to vote with respect to the election of a nominee, your shares will not be voted with respect to that nominee.  Your shares will be counted for purposes of determining whether there is a quorum.

How many votes are required to approve the proposed 2014 Stock Incentive Plan proposal?

Approval of the proposed 2014 Stock Incentive Plan requires the affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting.  You may vote either “FOR” or “AGAINST” approval of the 2014 Stock Incentive Plan, or you may abstain.  A properly executed proxy marked “ABSTAIN” with respect to the 2014 Stock Incentive Plan proposal will count as a vote cast with respect to this proposal and shares will be counted for purposes of determining whether there is a quorum, but will have the effect of a vote “AGAINST” the proposal.

How many votes are required to ratify the appointment of the Company’s independent auditors?

Ratification of the appointment of Wolf & Company P.C. as the Company’s independent auditors requires the affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting.  You may vote either “FOR” or “AGAINST” ratification of the appointment, or you may abstain.  A properly executed proxy marked “ABSTAIN” with respect to the ratification of the appointment is the equivalent of a vote “AGAINST” the proposal.

How do I vote?

You may vote in one of four ways:

Over the Internet

If your shares are registered in your name: Vote your shares over the Internet by accessing the proxy online voting website at: www.proxyvote.com and following the on-screen instructions. You will need the company number, account number and control number that appear on your Notice of Internet Availability of Proxy Materials when you access the web page.

If your shares are held in the name of a broker, bank or other nominee: Vote your shares over the Internet by following the voting instructions that you receive from such broker, bank or other nominee.

By Telephone

If your shares are registered in your name: Vote your shares over the telephone by accessing the telephone voting system toll-free at (800) 690-6903 from any touch-tone telephone and following the telephone voting instructions. The telephone instructions will lead you through the voting process. You will need the company number, account number and control number that appear on your Notice of Internet Availability of Proxy Materials when you call.

If your shares are held in the name of a broker, bank or other nominee: Vote your shares over the telephone by following the voting instructions you receive from such broker, bank or other nominee.

By Mail

If you received these Annual Meeting materials by mail: Vote by signing and dating the proxy card(s) and returning the card(s) in the prepaid envelope. Also, you can vote over the Internet or by using a toll-free telephone number. Instructions about these ways to vote appear on the proxy card. If you vote via the Internet or by telephone, please have your proxy card and control number available.

In Person

What if I submit my proxy but do not vote for the proposals?

If you submit your proxy via the Internet, by telephone or by returning your signed proxy card, but do not mark or specify selections, then the shares you hold will be voted as recommended by the Board of Directors in this proxy statement.  If you indicate a choice with respect to any matter to be acted upon on your proxy, the shares you hold will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares through a broker and do not submit your selections in accordance with the instructions received from your broker, the broker or other nominee will determine if it has discretionary authority to vote on the particular matter.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have discretion to vote such shares on routine matters, but not on non-routine matters.

Can I change or revoke my vote after submitting it?

Yes.  After you submit your vote via the Internet, by telephone or by mail, you retain the power to revoke your proxy or change your vote.  You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our corporate secretary specifying such revocation. You may change your vote by timely delivery of a valid, later-dated proxy or by voting by ballot at the Annual Meeting if you are a record holder. If you are a beneficial holder and vote your shares through your broker, bank or nominee and have previously given instructions that you wish to change or revoke, you can provide new later-dated instructions to your broker, bank or nominee to as you so instruct.

What should I do if only one set of proxy materials for the Annual Meeting is sent and there are multiple Crystal Rock stockholders in my household?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy materials and annual reports. This means that only one copy of the proxy materials may have been sent to multiple stockholders in your household. You may promptly obtain an additional copy of the proxy materials and our 2013 Annual Report at no charge by visiting www.proxyvote.com, contacting Broadridge Financial Solutions, Inc. at (800) 579-1639, or by sending an e-mail with your request to sendmaterial@proxyvote.com . You can also access the proxy materials and annual report online at http://www.crystalrock.com/proxy. If you hold your shares through a bank or other nominee and wish to discontinue householding or to change your householding election, please contact your nominee. If you hold your shares in your own name and wish to discontinue householding or to change your householding election, you may do so by calling (800) 937-5449 or writing to American Stock Transfer & Trust Company, LLC at 6201 15th Avenue, Brooklyn, New York 11219.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Each stockholder may also bring guests to the meeting if there is space available.

Where can I find more information?

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. Our common stock is traded on the NYSE MKT under the symbol “CRVP.” You may read and copy any document that we file at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

Who can help answer my questions?

If you have additional questions about the matters proposed for consideration at the Annual Meeting, you should contact:

Bruce MacDonald
Chief Financial Officer
Crystal Rock Holdings, Inc.
1050 Buckingham Street
Watertown, Connecticut 06795
Phone: (860) 945-0661, Extension 1201
E-mail: ir@crystalrock.com

What should I do now?

Carefully read this document and either submit your vote via the Internet or by telephone or, if voting by mail, indicate on the proxy card how you want to vote. If voting by mail, sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. You should submit your vote now even if you expect to attend the Annual Meeting and vote in person. Submitting your vote now will not prevent you from later canceling or revoking your proxy right until the meeting, and will ensure that your shares are voted if you later find you cannot attend the Annual Meeting.

How do I find out the voting results?

Preliminary voting results will be announced at the Annual Meeting, and the final voting results will be published in a Form 8-K filed with the SEC within four business days after the Annual Meeting. You may obtain a copy of the filed Form 8-K or the Form 10-Q by visiting our website or the SEC’s website, contacting Bruce MacDonald by calling (860) 945-0661, e-mailing ir@crystalrock.com or writing Crystal Rock Holdings, Inc., 1050 Buckingham Street, Watertown, Connecticut 06795.

What if I have questions about lost stock certificates or I need to change my mailing address?

Registered stockholders may contact our transfer agent, American Stock Transfer & Trust Company, LLC, by calling the Customer Support Department at (800) 937-5449 or by visiting their website at amstock.com.  All other stockholders should contact their brokers.

PROPOSAL ONE:
ELECTION OF DIRECTORS

The Board has nominated the seven incumbent directors to serve as candidates for election as director, to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.  In case any of these nominees should become unavailable for election to the Board, an event which is not anticipated, then the Board may fix the number of directors at a lesser number or leave a vacancy to be filled by the Board of Directors at a later date.

Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted “FOR” the election of the seven candidates.

The Board of Directors unanimously recommends a vote “FOR” the election of all of the nominees listed below.

DIRECTORS

The following table sets forth information concerning each of our directors, two of whom are current executive officers.  Age information is as of February 1, 2014.  Henry E. Baker is the father of Peter K. Baker and John B. Baker.

Name	Age	Position
Ross S. Rapaport	71	Chairman of the Board
Henry E. Baker	81	Director, Chairman Emeritus
Peter K. Baker	54	Director, Chief Executive Officer and President
John B. Baker	59	Director and Executive Vice President
Martin A. Dytrych	57	Director
John M. LaPides	54	Director
Lori Schafer	51	Director

The business experience during at least the last five years for each of these individuals is as follows:

Ross S. Rapaport became a director in October 2000.  Since June 2002, Mr. Rapaport has been of counsel to Pepe & Hazard LLP, and its successor McElroy, Deutch, Mulvaney & Carpenter, LLP, a law firm with offices throughout the United States, that we employ from time to time.  He has practiced in the area of corporate and general business law for more than 35 years.  Mr. Rapaport has provided legal advice to Crystal Rock since 1974 and serves as trustee of the Baker family trusts.

Mr. Rapaport brings to the Board almost four decades of experience dealing with business owners in the creation of business entities and subsequent issues of business succession planning, utilizing employment, purchase, and shareholder agreements. A major shareholder of our Company in his capacity as trustee, he has also represented fiduciaries in highly complex estate and trust administration matters, including contested probate matters and estate tax return preparation. Mr. Rapaport has been Chairman of the Board since 2005 and brings to the Board the sound perspective of an experienced business attorney.

Henry E. Baker became a director and our chairman emeritus in October 2000.  From 1947 to October 2000, he was employed at Crystal Rock.  He was appointed president of Crystal Rock and became chairman of its board of directors in 1965.

An operator, innovator and leader for his entire life, Henry E. Baker is one of the pioneers in the bottled water and distribution business. He served on the board of directors of the most prominent industry trade association, the International Bottled Water Association, or IBWA, for two decades and is a member of Beverage World Bottled Water Hall of Fame. One of our major shareholders, Mr. Baker brings years of experience and good judgment to the Board.

Peter K. Baker became a director and our president in October 2000.  In November 2005, he was named our Chief Executive Officer while retaining his other positions.  From 1977 to October 2000, he was employed at Crystal Rock, serving as its co-president from 1993 to 2000. He is a past President, director and executive committee member of the IBWA.

Peter K. Baker has been an employee of the Company for over 35 years and currently serves as its Chief Executive Officer. A major shareholder of the Company, Mr. Baker enters his ninth year as CEO and offers the Board a well informed understanding of operations and strategy in the water and distribution businesses.

John B. Baker became our executive vice president in October 2000 and a director in September 2004.  From 1975 to October 2000, he was employed at Crystal Rock, serving as its co-president from 1993 to 2000.

John B. Baker, a major shareholder of the Company, has been an employee of the Company for over 35 years and currently serves as its Executive Vice President. Mr. Baker has been a vital innovator on the technical side of our business, working to optimize production in our water bottling lines, developing the Water Safe System, and creating dispensing and packaging systems. He brings years of practical and executive experience to the Board.

John M. LaPides became a director in November 2005 and serves on our Audit and Compensation Committees.  He served as the President of Snow Valley, Inc. from 1987 to 2009, a home and office refreshment company located in Maryland that he established.  He is a past President of the IBWA, where he served over 15 years as a director and over ten years as a member of the IBWA executive committee.  Since 2001, Mr. LaPides has been an Entrepreneur in Residence at the Dingman Center for Entrepreneurship at the Robert Smith School of Business at the University of Maryland and in 2010 was appointed as Senior Advisor to the Dean on China.  Since 2009, he has served as the principal in Shadow Point Capital, an investment banking and consulting business.

One of our three independent directors, Mr. LaPides was for nearly 30 years owner and operator of a bottled water and distribution company prominent in the Baltimore and Washington D.C. areas. His background in the water business enables him to provide an outsider’s informed perspective on our management, operations and strategies. He also has previous public company audit committee experience.

Martin A. Dytrych became a director in November 2005 and serves on our Audit and Compensation Committees.  He is a certified public accountant and since 1981 has been with the accounting firm Lamn, Krielow, Dytrych & Co., P.A.  He has been a stockholder of that firm since 1985.  Mr. Dytrych is a member of the AICPA, the Florida Institute of CPAs and the Association of Certified Fraud Examiners.  He is also a Diplomat of the American Board of Forensic Accounting Examiners.

Mr. Dytrych, who is also an independent director, is a certified public accountant who has been designated by the Board as the “financial expert” on the Company’s audit committee. For over 30 years, he has assisted businesses with audit, tax and financial planning issues. He brings to the Board a keen understanding of the relationship between the Company and its independent auditors, as well as the responsibilities of a public company audit committee. Mr. Dytrych also leads our compensation committee.

Lori J. Schafer became a director in February 2012 and serves on our Audit and Compensation Committees.  Ms. Schafer has served since September 2007 as Executive Advisor of the Global Retail Practice of SAS Institute, Inc., a provider of business intelligence software and analytics.  From October 2003 to September 2007, she was Vice President, Global Retail Practice for SAS. Ms. Schafer had served as Chairman, President and Chief Executive Officer of Marketmax, Inc., a merchandise intelligence software company, from October 1996 to October 2003, when Marketmax was acquired by SAS.  Prior to October 1996, Ms. Schafer held various positions at The Procter & Gamble Company.  Ms. Schafer is currently a director of Tradestone Software, Inc., a private retail software provider.  From 2009 to 2012, she was a director of National Retail Federation, the largest retail trade association.  From 2005 through 2012, she served as a director of A.C. Moore Arts and Crafts, Inc., a retail company formerly listed on NASDAQ.  From 2005 through 2008, she was a director of Trans World Entertainment Corporation, a NASDAQ traded retail company, and eFashions LLC, an Internet apparel retailer.

Ms. Schafer has many years of experience with businesses engaged in retail, information systems, e-commerce and social media operations. This experience is particularly valuable to the Company, as e-commerce and social media are areas in which the Company is currently building an information systems infrastructure in order to expand its sales and distribution system. Ms. Schafer has also worked in the consumer products field and has significant experience as a public company director.

CORPORATE GOVERNANCE

We believe that good corporate governance and fair and ethical business practices are crucial not only to our proper operation, but also to building and maintaining confidence in the integrity, reliability and transparency of the securities markets.  We take our responsibilities in this area very seriously.

Independent Directors

Board of Directors.  Crystal Rock is a “controlled company” under the Corporate Governance Rules of the New York Stock Exchange MKT market (NYSE MKT), which means that a majority of our issued and outstanding voting stock is controlled by a single person or related group of persons, and that the company has elected controlled company status.

A controlled company is exempted from certain rules otherwise applicable to companies whose securities are listed on NYSE MKT, including (i) the requirement that a company have a majority of independent directors, (ii) the requirement that nominations to the company’s Board be either selected or recommended by a nominating committee consisting solely of independent directors, and (iii) the requirement that officers’ compensation be either determined or recommended by a compensation committee consisting solely of independent directors.

Under NYSE MKT rules, no director qualifies as independent until the Board makes an affirmative determination to that effect.  In making this determination, the Board must affirmatively conclude that the director does not have a material relationship with us that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.  The Board considers, among other factors, the director’s current and historic relationships with us and our competitors, suppliers, customers and auditors, including compensation directly or indirectly paid to the director; the director’s professional and family relationships with management and other directors; the relationships that the director’s current and former employers may have with us; and the relationships between us and other companies of which the director may be a director or executive officer.

We have three independent directors on our Board.  After considering the factors described in the previous paragraph, the Board has determined that Mr. Dytrych, Mr. LaPides and Ms. Schafer are independent.  NYSE MKT rules require that the independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session.  In addition to their meetings as members of the Audit and Compensation Committees, of which they are the sole members, Mr. Dytrych, Mr. LaPides, and Ms. Schafer met two other times in person during fiscal year 2013, in executive session each time.

Chairman and Chief Executive Officer.  The Chairman of the Board is Ross Rapaport, and the Chief Executive Officer is Peter Baker.  Although it is common for major companies in the United States to have CEOs who also hold the position of chairman of the board, a number of studies on corporate governance have recommended that the positions be held by two different persons, and the Board currently considers that to be better practice.  Neither Mr. Rapaport nor Mr. Baker is an independent director.

Board Leadership Structure and Role in Risk Oversight

Management is responsible for the day-to-day management of the risks that we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board is responsible for satisfying itself that the risk management processes are adequate and functioning as designed. The Board’s involvement in risk oversight includes receiving regular reports from members of senior management and evaluating areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks.

Attendance at Board, Committee and Stockholder Meetings

NYSE MKT rules require that our Board of Directors meet at least quarterly.  During the fiscal year ended October 31, 2013, the Board met four times in person and eight times by telephone conference.  The Audit Committee met four times in person and six times by telephone conference, and the Compensation Committee met once by telephone in 2013.  No incumbent director, except Henry Baker, attended fewer than 75% of the total number of meetings of the Board and committees of the Board on which he served.

It is our policy that all members of the Board of Directors attend the Annual Meeting of stockholders in person or by telephone, although we recognize that directors occasionally may be unable to attend for personal or professional reasons.  We generally hold a meeting of the Board on the same date as the annual stockholder meeting.  In 2013, all directors attended the Annual Meeting in person or by telephone.

Code of Ethics

Our Board of Directors has adopted a code of ethics that applies to all of our employees, officers and directors.  The code covers compliance with law; fair and honest dealings with us, with competitors and with others; fair and honest disclosure to the public; and procedures for compliance with the code.  Our code of ethics is available in the Investor Relations section (under Directors and Officers) of our website located at www.crystalrock.com.  A copy of the code of ethics is also available to stockholders upon request, addressed to Crystal Rock Holdings, Inc., Attn: Bruce MacDonald, 1050 Buckingham Street, Watertown, Connecticut 06795.

Stockholder Communications

Our stockholders may communicate directly with the members of the Board of Directors or the chair of Board committees by writing directly to those individuals c/o Crystal Rock Holdings, Inc. at the following address: 1050 Buckingham Street, Watertown, Connecticut 06795.  Our policy is to forward, and not to intentionally screen, any mail received at our corporate office that is sent directly to an individual.

Director Candidates and Nominating Process

Nominations.  As previously noted, Crystal Rock is a “controlled company” under NYSE MKT Corporate Governance Rules, which means that a majority of its issued and outstanding voting stock is controlled by a single person or related group of persons, and that the Company has elected controlled company status.  A controlled company is exempted from the requirement that nominations to the Company’s Board be either selected or recommended by a nominating committee consisting solely of independent directors.  Accordingly, nominations to our Board were made by the full Board.  The Board has nominated the seven incumbent directors to serve as candidates for election as director, to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience, the Board evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and the requirements of the Company.

Nominations by Stockholders.  We have a by-law provision that authorizes a stockholder of record to submit to us the name of any person whom the stockholder wishes to nominate as a candidate for election to the Board.  In general, such a submission must be received by our corporate secretary at our principal office in Watertown, Connecticut at least 90 days prior to the “specified date” (as defined; generally March 27) of the Annual Meeting, and must contain all information about the candidate that would be required to be disclosed in a proxy statement prepared and filed under federal and state law, as well as the proposed nominee’s consent to be named as a nominee and to serve if elected.  The stockholder must also provide information about his or her identity and the number of shares owned.  If the nomination is made by a stockholder holding shares in “street name,” then the identity and ownership information must be furnished about the beneficial owner of the shares.  A candidate submitted by a stockholder as a nominee need not be nominated by the independent directors or by the full Board.

Our by-laws do not obligate us to include information about the candidate in our proxy materials, nor do the by-laws require us to permit the stockholder to solicit proxies for the candidate using our proxy materials.  The by-laws relate only to the procedure by which a stockholder may nominate a candidate for director.  To date, no stockholder has proposed a candidate pursuant to our by-laws.  If a stockholder should propose a candidate, we anticipate that the full Board, including the independent directors, would evaluate that candidate on the basis of criteria reasonably determined by the Board to be relevant to the requirements of the position.  For additional information, please refer to Section 4.5 of our by-laws and the section entitled “Stockholder Proposals for the Next Annual Meeting” in this Proxy Statement.

Policies and Procedures for the Review and Approval of Transactions with Related Parties

Our Board has no formal policies and procedures for the review and approval of transactions with related parties.  However, the Audit Committee has the responsibility of reviewing and approving transactions with related parties.  In connection with the review of any related party transactions, the Audit Committee considers, among other matters, the nature, timing and duration of the transactions, the relationships of the parties to the transactions, whether the transactions are in the ordinary course of the Company’s business, the dollar value of the transactions and whether the transactions are in the interest of the Company.  The Audit Committee ratified the related party transactions described below, to the extent they occurred or were materially modified in fiscal 2013.

Related Party Transactions

Subordinated Notes Held by Significant Stockholders.  In October 2000, we issued the stockholders of Crystal Rock (members of the Baker family and related family trusts) subordinated promissory notes in the original principal amount of $22,600,000.  In fiscal 2004, we paid $5,000,000 in principal on these notes with part of the proceeds from the sale of the assets of our retail business.  In fiscal 2005, we paid $3,600,000 in principal on the notes in conjunction with the refinancing of our senior debt facility.  As part of the refinancing, we restructured the terms of the subordinated notes.  In 2009 and 2010, we paid an additional $500,000 in principal on the notes each year.   In 2013, we paid down $3,000,000 of principal on the notes. The following table shows the holder, the remaining principal amount on October 31, 2013 and the amount paid each holder for interest during the fiscal year.

Related Party	Principal Balance	Interest Paid
Henry E. Baker	$3,600,000	$465,000
John B. Baker	3,200,000	417,000
Peter K. Baker	3,200,000	417,000
Total	$10,000,000	$1,299,000

As noted above, Henry Baker is a director and his sons, John and Peter Baker, are directors and executive officers.

The subordinated notes bear interest at 12%, compounded quarterly, with payments due on the 20th of February, May, August and November.  The notes mature in 2018 and we are required to pay interest only until maturity.  There is a balloon payment of the full principal amount at maturity.  The subordinated notes become due and payable in case of liquidation, dissolution, insolvency, sale of the business or acceleration of the senior debt. Our senior debt facility makes funds available for repayment of the subordinated notes if we attain certain financial criteria.  There is no prepayment penalty for repaying the subordinated notes.

The subordinated notes are secured by all of our assets, but the subordinated notes and security interest are junior and subordinated to the senior debt owed to and the security interest in favor of Bank of America and its successors.  Under the related subordination agreement, we may pay, and the holders of the subordinated notes may accept, quarterly interest payments so long as there is no default on the senior debt and the payment would not cause such a default.  The holders of the subordinated notes can accrue unpaid interest, and we may pay those amounts, if such payments would not result in a default on the senior debt.  The holders of the subordinated notes have pledged a continuing security interest in the subordinated notes to Bank of America.

Related Party Leases.  We lease a 67,000 square foot facility in Watertown, Connecticut from Henry E. Baker, as trustee of the Baker Grandchildren's Trust, and a 22,000 square foot facility in Stamford, Connecticut from Henry E. Baker.  Future annual rent payments for these leases will be as follows:

Fiscal year ending October 31,		Stamford	Watertown	Total
2014		$248,400	$461,295	$709,695
2015		$248,400	$470,521	$718,921
2016	$	*248,400	$470,521	$718,921
2017	$	*248,400	$-	$248,400
2018	$	*248,400	$-	$248,400
2019	$	*248,400	$-	$248,400
2020	$	*227,700	$-	$227,700
Total		$1,718,100	$1,402,337	$3,120,437

* Rent negotiable, assumes rate of first five years.

The Watertown, Connecticut facility contains a water purification and bottling plant, warehouse space, a truck garage and office space.  We lease this property on a “triple net” basis, originally for a 10-year term that began in October 2000, with an option to extend the lease for five more years.  In fiscal 2013, we paid $470,521 in rent.

The future rent obligations under the amended lease are set forth in the table above.  As amended, the lease extends the original term from 2010 to 2016, with an option to extend the lease for five more years for a rent to be negotiated or determined by appraisers selected by the parties.  We believe that the rent we pay for this facility is at least as favorable as we could have obtained in an arm’s-length transaction.

The Stamford property includes warehouse space, a truck garage and office space.  We originally entered a lease for this property in October 2000 and on September 29, 2010 we entered into a new lease for the facility for a term of ten years, to 2020.  Annual lease payments are $248,400 per year for the first five years and are negotiable thereafter.  We believe that the rent we pay for this facility is at least as favorable as we could have obtained in an arm’s-length transaction.  In fiscal 2013, we paid $248,400 in rent.

Henry E. Baker Employment Agreement.  Currently Mr. Baker is employed by us as an at-will employee in the discretion of management.  He is Chairman Emeritus of the Company and makes himself reasonably available to us for consultation for at least 20 hours per calendar month.  His base annual salary is $47,000, subject to annual review by the Board, and we provide him with use of a Company-owned automobile.

Other Related Party Matters.  During fiscal 2013, Ross Rapaport, a director of the Company, was associated with McElroy, Deutch, Mulvaney & Carpenter, LLP, a law firm which we engage regularly for various legal matters.  During fiscal 2013 and 2012, we paid the firm $97,000 and $25,000, respectively.

COMMITTEES OF THE BOARD OF DIRECTORS

Compensation Committee

The Compensation Committee of the Board is currently composed of three directors, Mr. Dytrych, Mr. LaPides and Ms. Schafer.  The Committee is charged with the responsibility of reviewing and approving our executive officers’ compensation and has the authority to approve discretionary grants of stock options and restricted stock under our stock option and incentive plans, which it administers.  The Committee also determines the compensation to be paid to Board members.  For fiscal 2013, compensation consultants had no role in determining or recommending the amount or form of executive or director compensation.

Although as a controlled company, we are not required to have an independent Compensation Committee, we have decided to maintain that Committee’s independence.  For companies other than controlled companies, NYSE MKT rules require that the compensation of the chief executive officer be determined, or recommended to the Board for its determination, by either a majority of independent directors or a wholly-independent Compensation Committee.  We intend to continue to use our existing Compensation Committee, the members of which are independent, for this purpose.  NYSE MKT rules prohibit a CEO from being present during voting or deliberations with respect to his compensation.  Compensation of all other executive officers is required to be determined in the same manner, except that the CEO is permitted to be present during voting or deliberations with respect to the compensation of executive officers other than himself.  NYSE MKT rules do not require the Compensation Committee of a controlled company to have a written charter, and our Compensation Committee does not have a written charter at this time.

Under NYSE MKT rules, the Board is required to make certain findings about the independence and qualifications of the members of the Compensation Committee.  As a result of its review, the Board determined that Mr. Dytrych, Mr. LaPides and Ms. Schafer, as members of the Compensation Committee, are independent.

 Audit Committee

Our Audit Committee is currently composed of three directors, Mr. Dytrych, Mr. LaPides and Ms. Schafer.  The primary purpose of the Audit Committee is to assist the board in fulfilling its oversight responsibilities relating to (a) the quality and integrity of our financial statements and other financial reports, (b) our system of internal accounting controls, (c) the performance of our independent auditors and (d) our compliance with legal and regulatory requirements.  The Audit Committee meets privately with the independent auditors, has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence from management.  The independent auditors have unrestricted access and report directly to the Audit Committee.  The Audit Committee has the sole authority to approve transactions that may involve actual or apparent conflicts of interest.  Additionally, the Audit Committee has responsibilities and authority necessary to comply with rules under the Securities Exchange Act of 1934, or the Exchange Act, relating to (i) direct responsibility for the appointment, compensation, retention and oversight of our accountants, (ii) treatment of complaints and concerns relating to accounting, internal accounting controls and auditing matters, (iii) the engagement of independent counsel and other advisors, and (iv) determining appropriate funding for audit and audit-committee related expenses.  The Audit Committee has adopted a written charter, a current copy of which is available in the Investor Relations section (under Directors and Officers) of our website at www.crystalrock.com.  A copy of the Audit Committee charter is also available to stockholders upon request, addressed to Crystal Rock Holdings, Inc., Attn: Bruce MacDonald, 1050 Buckingham Street, Watertown, Connecticut 06795.

Under NYSE MKT rules, the Board is required to make certain findings about the independence and qualifications of the members of the Audit Committee.  In addition to assessing the independence of the members under the NYSE MKT rules, the Board also considered the requirements of Section 10A(m)(3) and Rule 10A-3 under the Exchange Act.  As a result of its review, the Board determined that Mr. Dytrych, Mr. LaPides and Ms. Schafer, as the members of the Audit Committee, are independent.  Mr. Dytrych serves as the Chair of the Audit Committee.

In addition, the Board determined that:

•	each member of the Audit Committee is, as required by NYSE MKT rules, able to read and understand fundamental financial statements; and
•
at least one member of the Committee, Mr. Dytrych, is “financially sophisticated” under the NYSE MKT rules and is an “audit committee financial expert” under applicable provisions of the federal securities laws.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

The following table sets forth information as to the total remuneration paid to our non-employee directors for the fiscal year ended October 31, 2013.

Fiscal 2013 Non-Employee Director Compensation (1)
Name	Fees Earned or Paid in Cash	Total
(a)	(b)	(h)
Ross S. Rapaport	$65,000	$65,000
Martin A. Dytrych	$40,000	$40,000
John M. LaPides	$37,646	$37,646
Lori J. Schafer	$36,764	$36,764
              _____________________

Notes:
(1)
Non-employee directors receive (a) a $25,000 annual cash retainer, (b) an additional $5,000 annual cash retainer for each Committee membership, and (c) an additional $2,500 annual cash retainer for serving as Chair of a Committee.  The Chairman of the Board received an additional $40,000 for serving as Chairman.  Mr. LaPides is Chair and Ms. Schafer is a member of our long-range planning committee (established in June 2013), and their compensation above reflects prorated compensation for their service on that committee during the fiscal year.

OUR EXECUTIVE OFFICERS

We currently have three executive officers, Peter Baker, John Baker, and Bruce MacDonald.  Biographical and other information about the Messrs. Baker, who are also directors, is set forth above.  Information about Bruce MacDonald, our only other executive officer, is as follows:

Bruce S. MacDonald has been our chief financial officer and treasurer since May 1993.  He has also served as our corporate secretary since June 1999.  From 1987 to May 1993, Mr. MacDonald was controller of Cabot Cooperative Creamery Incorporated.  As of February 1, 2014, Mr. MacDonald is 55 years old.

COMPENSATION OF EXECUTIVE OFFICERS

Fiscal 2013 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (1)	Total ($)
Peter K. Baker President & CEO	2013 2012	$320,000 320,000	$-0- -0-	$-0- -0-	$22,277 17,849	$344,277 337,849
John B. Baker Executive Vice President	2013 2012	320,000 320,000	-0- -0-	-0- -0-	16,597 15,132	336,597 335,132
Bruce S. MacDonald CFO, Treasurer, and Secretary	2013 2012	195,000 195,000	-0- -0-	-0- -0-	15,049 15,805	210,049 210,805
_____________________

Notes:

(1)
Represents the cost, including insurance, fuel and lease payments, net of pro-rated residual value, of a Company-provided automobile, life and disability insurance premiums and Company 401(k) matching funds for respective employees as follows:

Employee	Year	Auto Expense	Insurance	401(k) Matching	Total
Peter K. Baker	2013	$22,277	$	$	$22,277
	2012	17,849			17,849
John B. Baker	2013	16,597			16,597
	2012	15,132			15,132
Bruce S. MacDonald	2013	7,774	4,405	2,870	15,049
	2012	10,726	2,948	2,131	15,805

Employment Agreements and Arrangements

We have employment agreements with our three named executive officers.

The main provisions of the agreements pertain to incentive payments and to termination of employment.  However, in negotiating their current agreements, the Compensation Committee acted to eliminate “change of control” provisions from Peter and John Baker’s employment agreements because there can be no change of control of the Company without the agreement of the members of the Baker family considered as a group.

Mr. MacDonald’s employment agreement, in comparison, does contain what the Compensation Committee considers to be a reasonable change of control provision.  Providing severance and benefits continuation allows the executive to assess business situations objectively and without regard to the personal outcomes of implementing a sound business decision for the Company.  For example, the executive may not objectively assess a merger opportunity if it would result in the executive being terminated without the safety of income being provided post-termination, even if the merger would produce very positive stockholder value.

Peter K. Baker and John B. Baker Employment Agreements

We entered into three-year employment agreements with Peter Baker and John Baker as of January 1, 2007.  These agreements automatically extend on a year-to-year basis unless either party gives written notice to the other, in each case at least 180 days prior to the end of the then current term, of such party’s election not to extend the term of the agreement.  Currently the expiration date is December 31, 2014, subject to earlier termination as set forth in the agreement.  Peter Baker is currently employed as our Chief Executive Officer and President and John Baker is currently employed as our Executive Vice President.  Under the employment agreements, each executive officer receives an initial base salary of $320,000, subject to annual review by the Compensation Committee, and may also be eligible to receive an additional non-equity incentive payment.   Under the employment agreements, we also provide each executive officer with an automobile.

The employment agreements with Messrs. Baker contain confidentiality provisions and non-competition clauses that prohibit competition (a) during the term of his employment and during any period that the executive officer is receiving severance benefits, or (b) for a period of 12 months in the event he is terminated without entitlement to severance benefits.

We can terminate the employment of either of the Messrs. Baker at any time and for any reason.  If we terminate the executive officer’s employment without “cause,” as defined in the employment agreement, before the employment agreement otherwise expires, we would be required to pay him an amount equal to his annual base salary at the termination date, plus fringe benefits, as defined in the employment agreement, for the 12 months following the termination.  Generally, termination of employment by the company for “cause” as defined in the employment agreements means (i) material breach of agreements between the Company and the executive, (ii) willful refusal or failure of the executive to perform his duties in accordance with the provisions of the agreement, (iii) violation of confidentiality, (iv) fraud or theft of Company property, (v) commission of a felony, or (vi) being engaged in the illegal use of controlled or habit forming substances.

Bruce S. MacDonald Employment Agreement

We entered into a three-year employment agreement with Bruce S. MacDonald as of January 1, 2007.  This agreement automatically extends on a year-to-year basis unless either party gives written notice to the other, in each case at least 180 days prior to the end of the then current term, of such party’s election not to extend the term of the agreement.  Currently the expiration date is December 31, 2014, subject to earlier termination as set forth in the agreement.  The employment agreement provides that Mr. MacDonald will be our Chief Financial Officer, Vice President of Finance and Treasurer.  Under the employment agreement, Mr. MacDonald will receive an initial base salary of $195,000, subject to annual review by the Compensation Committee.  Effective January 1, 2014, the Company increased Mr. MacDonald’s salary to $200,000.  In its sole discretion, the Compensation Committee may (but is not required to) determine that we shall pay a bonus to Mr. MacDonald after the end of our fiscal year. Under the employment agreement, we reimbursed Mr. MacDonald in fiscal 2013 $3,750 in the aggregate for the actual cost of purchasing insurance that we do not offer as an employee benefit, and for leasing and operating an automobile.

The agreement with Mr. MacDonald contains confidentiality provisions and a non-competition clause substantially the same as those described above for the Messrs. Baker.  We can terminate the employment of Mr. MacDonald at any time and for any reason.  If we terminate Mr. MacDonald’s employment without “cause,” as defined in the employment agreement, before the employment agreement otherwise expires, or if Mr. MacDonald’s employment is terminated for any reason or he elects to discontinue employment with the company within 30 days of a “change of control,” we would be required to pay him an amount equal to his annual base salary at the termination date, plus fringe benefits, as defined in the employment agreement, for the 12 months following the termination.

Outstanding Equity Awards at Fiscal 2013 Year-End
Name	At the End of Fiscal Year	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date (1)
(a)		(b)	(e)	(f)
Bruce S. MacDonald	2013	50,500	$2.36	1/20/2015
_____________________

Notes:

(1) All options have a ten year term.  The option grant dates are ten years prior to the expiration dates.

Potential Post-Employment Payments

Under the terms of each of Peter and John Baker’s employment agreements, if either officer’s employment were to be terminated by the Company without cause (as defined), then he would be entitled to an amount equal to his annual base salary at the termination date, plus fringe benefits (as defined), for the 12 months following the termination.  Based upon fiscal year 2013 information, the amount of severance pay would be $320,000 plus the value of fringe benefits ($16,263 for Peter Baker and $9,937 for John Baker), for a total of $336,263 for Peter Baker and $329,937 for John Baker, payable in each case as follows:  50% of the severance pay on the six-month anniversary of the termination date, followed by 8.3333% of the severance pay each month for six additional months in equal installments, in each case less taxes and other applicable withholdings, plus the value of the fringe benefits in 12 equal monthly installments.  Neither officer would receive post-employment payments if he were to resign voluntarily or be terminated with cause.  Payment of all severance and benefits are subject to the execution and delivery of a satisfactory release form by the officer.

Under the terms of Mr. MacDonald’s employment agreement, if he were to be terminated by the Company without cause (as defined) or if, within 30 days of a change of control (as defined), he were terminated for any reason or elected to discontinue employment with the Company, then he would be entitled to an amount equal to his annual base salary at the termination date, plus fringe benefits (as defined), for the 12 months following the termination.  Based upon fiscal year 2013 information, the amount of severance pay would be $195,000 and the value of the fringe benefits would be approximately $9,937, for a total of $204,937, payable as follows: 50% of the severance pay on the six-month anniversary of the termination date, followed by 8.3333% of the severance pay each month for six additional months in equal installments, in each case less taxes and other applicable withholdings, plus the value of the fringe benefits in twelve equal monthly installments.  Mr. MacDonald also has outstanding stock options as set forth in the Outstanding Equity Awards at Fiscal Year-End table.  All of his stock options were vested as of October 31, 2013.  However, these options would not have any value as of October 31, 2013 because the exercise price of the options exceeded the market price of the Company’s stock as of October 31, 2013.  Mr. MacDonald would receive no post-employment payments if, absent a change of control, he were to resign voluntarily or be terminated with cause.  Payment of all severance and benefits are subject to Mr. MacDonald signing a satisfactory release form.

PROPOSAL TWO:
APPROVAL OF THE 2014 STOCK INCENTIVE PLAN

Introduction

The Company’s 2014 Stock Incentive Plan (the “2014 Plan”), which authorizes the grant of awards consisting of incentive stock options, non-statutory stock options, restricted stock or unrestricted stock (collectively, “equity awards”), covers in the aggregate 500,000 shares of our common stock and was originally adopted by our Board on January 22, 2014.  The description of material terms of the 2014 Plan in this Proxy Statement is intended to be a summary only, and is qualified in its entirety by reference to the complete text of the 2014 Plan.  A copy of the 2014 Plan is attached to this Proxy Statement as Exhibit A.

We are proposing that stockholders approve the 2014 Plan so that we will be able to grant appropriate equity awards to our employees, officers, directors, consultants and advisors.  We currently have no equity incentive plans that permit us to grant equity awards.  Approval of the 2014 Plan is being submitted to a vote of the stockholders because stockholder approval is required (1) to provide option holders with the opportunity for beneficial incentive stock option treatment under the Internal Revenue Code (the “Code”) and (2) to satisfy applicable New York Stock Exchange listing standards that, in general, require stockholder approval of equity plans.

In addition, we are subject to Section 162(m) of the Code, which prohibits us from claiming a deduction on our federal income tax return for compensation in excess of $1 million paid in a given fiscal year to the chief executive officer and the three most highly compensated executive officers other than the chief executive officer or chief financial officer at the end of that fiscal year.  The $1 million limitation does not apply to “performance-based compensation.”  Under applicable rules, options and other equity awards granted under a stock incentive plan that has been approved by the stockholders of a publicly held corporation and that meets other criteria may qualify as “performance-based compensation” under Section 162(m).  For more information on the treatment of 2014 Plan equity awards under Section 162(m), see “Material Federal Income Tax Consequences” below.

Our Board, including the members of the Compensation Committee, believes the 2014 Plan will assist us in attracting and retaining key executives and further aligning their efforts and activities with the interests of our stockholders.  In addition to promoting the competitiveness of our compensation packages, the Board believes that the availability of shares under the 2014 Plan will provide increased flexibility in structuring any acquisitions that we may pursue.

Summary of the 2014 Stock Incentive Plan

The purpose of the 2014 Plan is to provide additional incentive to present and future directors, officers and employees of, as well as consultants and advisers to, the Company and its subsidiaries by affording them an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of our common stock.  By encouraging stock ownership by such persons, we seek to attract and retain persons of exceptional competence and seek to furnish an added incentive for them to increase their efforts on our behalf.  Awards granted under the 2014 Plan may be “incentive stock options” as defined in Section 422 of the Code, non-statutory stock options, restricted stock or unrestricted stock.

The 2014 Plan covers 500,000 shares of our common stock.  The maximum number of shares of common stock subject to equity awards that may be granted to any 2014 Plan participant in any calendar year is 100,000.  The number of shares subject to an equity award that is subsequently forfeited, canceled, reacquired by the Company or otherwise terminated are added back to the aggregate shares available under the 2014 Plan.

Administration

The Compensation Committee (the “Committee”), the members of which are appointed from time to time by the Board of Directors, will administer the 2014 Plan.  The Committee must consist of at least two directors.  Each such director must qualify as both an “outside director” (defined in the 2014 Plan in accordance with regulations under Section 162(m) of the Code) and a “non-employee director” (defined in the 2014 Plan in accordance with regulations under SEC Rule 16b-3).  We currently have a Committee consisting of three (3) independent  directors, all of whom qualify under these definitions.

All questions of interpretation and application of the 2014 Plan, of options granted or stock awards under the 2014 Plan and of the value of shares of common stock subject to an option or other award, are subject to the determination, which is final and binding, of a majority of the Committee.  The Board of Directors (but not the Committee) may, in its discretion, modify, revise or terminate the 2014 Plan at any time, but the aggregate number of shares issuable under the 2014 Plan may not be increased (except in the event of certain changes in the Company’s capital structure) without the consent of the stockholders.

Unless sooner terminated by the Board, the 2014 Plan (but not the equity awards then outstanding under the 2014 Plan) will terminate when all of the common stock with respect to which options may be granted under the Plan has been issued upon the exercise of such options.  No options or awards of stock may be granted under the 2014 Plan after January 21, 2024.

Incentive and Non-Statutory Stock Option Awards

The 2014 Plan authorizes the grant of options for the purchase of authorized and unissued or treasury shares of common stock to employees (including officers, whether or not they are directors, and directors who are also employees) of the Company or any parent or subsidiary of the Company, as well as to directors, consultants and advisers to the Company.  Incentive stock options may be granted only to officers and other employees.  Non-statutory options may be granted to officers and other employees, to members of the Board or the board of any subsidiary, and to other persons providing services to the Company or any subsidiary.  No incentive stock option may be granted under the 2014 Plan to a greater than 10% stockholder, unless the purchase price per share is not less than 110% of the fair market value of the stock at the time such option is granted, and unless the option is not exercisable more than five years after the date it is granted.

The exercise price for each stock option or the share price of award of restricted or unrestricted stock is determined by the Committee.  However, the exercise price of a stock option may not be less than 100% (110% in the case of an incentive stock option granted to a greater than 10% stockholder) of the fair market value of the common stock at the time the option is granted.

Payment of the exercise price for stock options may be made in cash or by check or, to the extent provided in the applicable stock option agreement, by one of the following methods of payment:

•
by delivery of issued and outstanding shares of common stock of the Company that are not then subject to restriction under any Company plan, such surrendered shares having a fair market value equal to or less than the option price of the shares being acquired, with the balance, if any, to be paid by cash or check;

•	except as prohibited by law, by delivery of a personal recourse note by the optionee to the Company at a minimum rate of interest and maturity as specified by the Committee;

•
so long as our common stock is publicly traded, by delivery to the Company of an exercise notice along with irrevocable instructions to a broker to deliver to the Company, by cash or check, payment of the exercise price (a so-called “broker assisted” or “cashless” exercise);

•	by reducing the number of option shares otherwise issuable by a number of shares having a fair market value equal to the aggregate exercise price (a so-called “net exercise”);

•	or by any combination of these methods of payment.

Under the 2014 Plan, the aggregate fair market value (determined at the time the option is granted) of stock for which incentive stock options are exercisable for the first time by an employee during any calendar year (under all plans of the Company and any parent or subsidiary corporations of the Company) is limited to $100,000, but the total value of stock for which incentive stock options may be granted to an employee in a given year may exceed $100,000.

No incentive stock option granted under the 2014 Plan may extend for a period exceeding ten years from the date of grant, and the Committee determines the rate at which an option may be exercised.  No incentive stock option issued under the Plan may be transferred other than by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, by him/her only.

Except in the case of death or retirement for reasons of age or disability, incentive stock options granted under the 2014 Plan will terminate 90 days (or such other period as the Committee specifies) in the case of involuntary termination, 30 days (or such other period as the Committee specifies) in the case of voluntary termination, and immediately upon termination of employment for cause, as defined in the 2014 Plan (although the Committee in its sole discretion may provide that options held by persons terminated for cause may be exercised for up to 30 days).  Under the 2014 Plan, incentive stock options terminate one year (or such longer period as the Committee specifies at any time) after the optionee’s death or disability while in the employ of the Company or two years (or such longer period as the Committee specifies at any time) after the optionee’s “normal retirement” (as defined in the 2014 Plan).

Non-statutory stock options terminate in accordance with their terms.  Shares of common stock subject to an option (or the unexercised portion thereof) that expires or terminates under the Plan without being exercised may again be subject to an option under the Plan.

Change of Control Provisions

In the event of a Change of Control, as defined in the 2014 Plan, the Committee may, in its sole discretion, (i) provide that each option be assumed or a substantially equivalent award shall be substituted by the acquiring or succeeding corporation (or an affiliate thereof , (ii) upon written notice to the options holders, terminate all unexercised options (iii) accelerate in part or in full the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired option or restricted stock award (iv) upon written notice to the grantees, provide that all unvested shares of restricted stock shall be repurchased at cost or (v) provide for a cash payment to option holders equal to the difference between the fair market value of a per share consideration and the exercise price of such outstanding vested options, in exchange for the termination of such option.

Restricted and Unrestricted Stock Awards

The Committee in its discretion may grant restricted stock awards to any eligible person, entitling the recipient to acquire, for a purchase price determined by the Committee, shares of stock subject to such restrictions and conditions as the Committee determines at the time of grant, including continued employment and/or achievement of pre-established performance goals and objectives.  A participant who is granted such an award will have no rights with respect to the award unless he or she accepts the award within 60 days (or such shorter date as the Committee specifies) following the award date, by making payment to the Company of the specified purchase price of the shares covered by the award and by agreeing in writing to the terms and conditions applicable to the restricted stock, as the Committee determines.

After accepting the restricted stock award, a participant has all the rights of a shareholder with respect to the restricted stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights and subject to the other conditions contained in the agreement or instrument evidencing the award.  Unless the Committee determines otherwise, certificates evidencing the shares of restricted stock remain in the possession of the Company until those shares are vested.  Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically permitted in the Plan.

In the event of termination of employment by the Company for any reason, including resignation, death, disability, retirement or for cause, the Company will have the right, at the discretion of the Committee, to repurchase the shares of restricted stock that have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative.  The Company must exercise such right of repurchase or forfeiture within 90 days following the termination of employment.

The Committee at the time of grant will specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the restricted stock and the Company’s right of repurchase or forfeiture will lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed are no longer considered restricted stock and are considered “vested.”  The Committee at any time may accelerate such date or dates and otherwise waive or, in general, amend conditions of the award.

The Committee in its discretion may grant or sell to any eligible person shares of our common stock free of any restrictions under the Plan at a purchase price determined by the Committee.  Shares of unrestricted stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.  The right to receive unrestricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

Unrestricted Stock Awards to Eligible Directors

To the extent that members of the Board of Directors are entitled to receive fees for services as Director, the Committee may in its discretion grant unrestricted stock awards to Directors who are not currently officers of the Company or any affiliate, or otherwise currently employed by the Company or an affiliate in payment of fees for service on the Board of Directors or Committees thereof, including unrestricted stock awards in lieu of cash payments to each such director who elects, with the Committee’s permission, to receive unrestricted stock awards in lieu of such cash payments.  Such awards shall comprise a number of shares of stock equal to the amount of the cash payment earned by the director, divided by the fair market value per share of stock on the date of the award.  No fractional awards may be issued.

Each director who receives such an award agrees for a period of one year from the award date not to sell, make any short sale of, loan, grant any option for the purpose of, or otherwise dispose of any of the shares so issued, without the prior written consent of the Committee.  No other Plan restrictions will apply to these awards.

Lockup Agreement

The Committee may provide that the holder of an option or a restricted stock award shall agree for a period of time not to exceed 180 days from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any shares issued pursuant to the exercise of such Option, or any other shares of the common stock of the Company owned or controlled by him or her, without the prior written consent of the Company or such underwriters, as the case may be.

Adjustments for Stock Dividends, Mergers, etc.

The 2014 Plan authorizes the Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2014 Plan and to any outstanding awards to reflect stock dividends, stock splits and similar events. In the event of any merger, consolidation, dissolution or liquidation of our Company, the Committee may make appropriate substitutions or adjustments of outstanding stock options or awards.

Awards Subject to Section 409A of the Code

To the extent that any award granted under the 2014 Plan is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the Committee shall impose additional rules and requirements as may be necessary in order to comply with Section 409A.  In this regard, if any amount under an award subject to Section 409A is payable upon a “separation from service” (within the meaning of Section 409A) to a participant who is then considered a “specified employee” (also within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the participant’s separation from service, or (ii) the participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  The settlement of any Section 409A award may not be accelerated or postponed except to the extent permitted by Section 409A.

Future Plan Benefits

Approximately 388 employees, including our named executive officers, and all of our non-employee directors will be eligible to receive awards under the 2014 Plan.  Because the granting of awards under the 2014 Plan is discretionary, we cannot now determine the number or type of awards to be granted in the future to any particular person or group if the 2014 Plan is approved.

As described in the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2014, the Company has a 2014 Incentive Plan (the “Bonus Plan”), which was adopted by the Committee.  The Bonus Plan provides for cash bonuses and stock option awards if the Company achieves certain EBITDA (earnings before interest, taxes, depreciation and amortization) targets, prior to bonus payments, in its fiscal year ending October 31, 2014.  The targets, and related bonuses and stock option awards for the executive officers, are as follows:

CEO/EVP			CFO
EBITDA Target	Cash Bonus	Options	Cash Bonus	Options
$8,585,000	$50,000	100,000	$25,000	5,000
$8,670,000	$55,000		$25,850	5,750
$8,840,000	$60,000		$27,550	6,500
$9,010,000	$65,000		$29,250	7,250
$9,180,000	$70,000		$30,950	8,000
$9,350,000	$75,000		$32,650	8,750

Amounts shown in the Table are not cumulative.  By way of illustration, if the Company were to achieve an EBITDA Target of $8,840,000, each of the CEO and the EVP would receive a cash bonus of $60,000 and an option for 100,000 shares, and the CFO would receive a cash bonus of $27,550 and an option for 6,500 shares.  There is no assurance that the Company will achieve any of its EBITDA Targets under this Plan.

Material Federal Income Tax Consequences

The following discussion describes the material federal income tax consequences of transactions under the 2014 Plan. It does not describe all federal tax consequences under the 2014 Plan, nor does it describe state or local tax consequences.

Incentive Options

No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option.  If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and the Company will not have a deduction for federal corporate income tax purposes.

The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability (AMT) for the optionee.  The amount by which the fair market value of shares exceeds the option price at the time of exercise of an incentive stock option will constitute an item of tax preference for purposes of computing the AMT.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above, a “disqualifying disposition,” generally the optionee will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and we will be entitled to deduct such amount.  An optionee is required to notify us in writing of any disqualifying disposition.  Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option.  Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, or one year in the case of termination of employment by reason of disability.  In the case of termination of employment by reason of death, the three-month rule does not apply.

The Company does not withhold any tax in connection with the grant or exercise of an incentive stock option and, in the usual circumstances, the Company is not entitled to any tax deduction in connection with the grant or exercise of an incentive stock option.  However, if the grantee incurs a disqualifying disposition, the Company will be entitled to a deduction equal to the amount recognized by the grantee as ordinary income.

Non-Statutory Stock Options

With respect to non-qualified options under the 2014 Plan, no income is realized by the optionee at the time the option is granted. Generally,

•
at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and

•
at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held.

Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock.

A 2014 Plan participant is obliged to pay to the Company, no later than the date on which the value of an equity award first becomes includable in the gross income of the participant for federal tax purposes, all federal, state and local taxes required to be withheld with respect to such income.  With the consent of the Committee, a participant may arrange to meet this obligation by having shares withheld from an equity award upon its exercise, or by tendering shares to the Company, in each case having a fair market value not less than the withholding obligation.

Performance-Based Awards

The Company is subject to Section 162(m) of the Internal Revenue Code, which prohibits us from claiming a deduction on our federal income tax return for compensation in excess of $1 million paid in a given fiscal year to covered persons, as defined in Section 162(m) under the Code, at the end of that fiscal year.  Stock options which are granted to covered persons under the 2014 Incentive Plan will constitute “performance-based compensation” under Section 162(m) and will not be subject to the $1 million limitation.  All other equity awards described in the 2014 Plan would not be considered performance-based compensation, and therefore would not qualify for the exemption for performance-based compensation, but would remain subject to the $1 million limitation.

Restricted and Unrestricted Stock Awards

The grantee of a restricted or unrestricted stock award recognizes no income for federal income tax purposes on the grant thereof.

A grantee of a restricted stock award recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, the grantee otherwise elects.  Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the common stock on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for such stock.  Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the grantee held the shares for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture).

Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Code, within 30 days of the acquisition of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is received, the fair market value of the common stock on the date it is received less the amount, if any, the grantee paid for such stock.  Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received).  Grantees of restricted stock awards are advised to consult their own tax advisors with regard to elections pursuant to Section 83(b) of the Code.

Upon receipt of common stock pursuant to an unrestricted stock award, the grantee will recognize as ordinary income the difference between the fair market value of the common stock less the amount, if any, the grantee paid for such stock.  The grantee’s basis in such shares will be equal to the fair market value of the shares on the date of receipt, and this basis will be used in determining any capital gain or loss upon a subsequent disposition of the shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received).

Subject to certain limitations, we may deduct an amount equal to the amount recognized by the grantee of a restricted or unrestricted stock award as ordinary income for the year in which such income is recognized.

Parachute Payments

The vesting or exercisability of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in Section 280G of the Code.  Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment in addition to other taxes ordinarily payable.

Other Information

The 2014 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.  As of February 21, 2014, no awards had been granted under the 2014 Plan.  Based on the closing price per share of the Company’s common stock as reported on NYSE MKT at that date, the total market value of the 500,000 shares issuable under the 2014 Plan was $680,000.

If the 2014 Plan is approved by the stockholders, the Company intends to file a registration statement under the Securities Act of 1933 covering the 500,000 shares thus authorized.  The Board of Directors has not determined what action it will take in the event that the stockholders do not approve the 2014 Plan.

The Board of Directors unanimously recommends a vote “FOR” the approval of our 2014 Stock Incentive Plan.

Unless marked to the contrary, proxies received will be voted “FOR” Proposal Two

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

Stock Owned by Directors, Executive Officers and Greater-Than-5% Stockholders

The following table sets forth information as of February 21, 2014 with respect to the beneficial stock ownership of (i) those persons or groups known by us to beneficially own more than 5% of our common stock, (ii) each of our directors and nominees for director, (iii) the persons named in the Summary Compensation Table, and (iv) all of our directors and current executive officers as a group (based upon information furnished by such persons).  As of February 21, 2014, there were 21,360,411 shares of common stock outstanding.

Names and Addresses of Beneficial Owners (1)	Number of Shares Owned (2)	Right to Acquire (3)	Total Shares Beneficially Owned	Percent of Class (4)
Henry E. Baker, John B. Baker, Peter K. Baker and Ross S. Rapaport, individually and as a trustee, as a group c/o Crystal Rock Holdings, Inc. 1050 Buckingham Street Watertown, Connecticut 06795 (5)	10,852,155	33,000	10,885,155	50.5%
Ross S. Rapaport, individually and as trustee (6)	4,039,358	33,000	4,072,358	18.8%
Henry E. Baker	1,065,219	-	1,065,219	4.9%
Peter K. Baker	2,871,289	-	2,871,289	13.3%
John B. Baker	2,876,289	-	2,876,289	13.3%
AB Value Management LLC (7) 92 West Main Street Freehold, NJ 07728	2,306,169		2,306,169	10.8%
Martin A. Dytrych	-	-	-	-
John M. LaPides	-	-	-	-
Lori J. Schafer	-	-	-	-
Bruce S. MacDonald	49,035	50,500	99,535	.5%
All Executive officers and directors as a group (8 persons)	10,901,190	83,500	10,984,690	50.8%
_______________________
Notes:

(1)	The business address of the group constituting a greater-than-5% stockholder and each officer and director is c/o Crystal Rock Holdings, Inc., 1050 Buckingham Street, Watertown, Connecticut 06795.

(2)
Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to the shares listed, subject to community property laws where applicable.  Excludes shares that may be acquired through the exercise of stock options or other rights.

(3)	Represents the shares that can be acquired through the exercise of stock options within 60 days of the date of this table.

(4)
Percentages in this column are determined in accordance with SEC Rule 13d-3.  Based upon stock actually owned (that is, excluding Company options held by Mr. Rapaport and by all other Company option holders), the Baker Family Group currently owns a majority (50.8%) of the Company’s issued and outstanding common stock.

(5)
Information is based on a Schedule 13D/A filed with the SEC on September 16, 2005 by Henry E. Baker, John B. Baker, Ross S. Rapaport, as an individual and in his capacity as a trustee (the Baker Family Group).  As of that date, the Baker Family Group held 10,815,855 shares, as follows:  Henry Baker had sole voting and dispositive power with respect to 1,065,219 shares, John Baker had sole voting and dispositive power with respect to 2,876,289 shares, Peter Baker had sole voting and dispositive power with respect to 2,871,289 shares, and Mr. Rapaport had sole voting and dispositive power with respect to 4,003,058 shares (including (i) 3,910,018 shares held as a trustee U/T/A dated 12/16/91 F/B/O Joan Baker et al., Peter K. Baker Life Insurance Trust, and John B. Baker Life Insurance Trust, (ii) 10,040 shares held individually and (iii) 83,000 shares issuable pursuant to stock options held individually).  Subsequent to the filing of Schedule 13D/A, Mr. Rapaport, in his capacity as trustee U/T/A dated 12/16/91 F/B/O Joan Baker et al., purchased an additional 119,300 shares in the open market. Also since the filing, Mr. Rapaport’s stock options with right to purchase up to 50,000 shares individually expired, bringing the total beneficially owned by the Baker Family Group to 10,885,155 shares.

(6)
Shares owned include 4,005,472 shares of common stock U/T/A dated 12/16/91 F/B/O Joan Baker et. al. of which Mr. Rapaport is trustee; 11,923 shares for each of Peter K. Baker and John B. Baker Life Insurance Trusts, of which Mr. Rapaport is trustee; and 10,040 individually owned by Mr. Rapaport. In addition, he has the right to acquire up to 33,000 shares pursuant to stock options granted to him by the Company.

(7)
Information is based on a Form 4 filed with the SEC on June 17, 2013 by Andrew Berger, in his capacity as manager and general partner for AB Value Management LLC and AB Value Partners and for Hamilton Partners (the “AB Group”).  As of that date, the AB Group held 2,306,169 shares, as follows: 793,444 shares owned directly by AB Value Partners, LP, 1,501,999 shares that AB Value Management LLC had caused the Managed Account to directly own, 10,726 shares owned directly by Hamilton Partners, and 1 share owned directly by Andrew Berger. By virtue of their relationships with AB Value Partners, LP, each of AB Value Management LLC and Mr. Berger may be deemed to beneficially own the shares owned by AB Value Partners, LP and the Managed Account. By virtue of their relationships with Hamilton Partners, Mr. Berger may be deemed to beneficially own the shares owned by Hamilton Partners. Each of Mr. Berger, AB Value Management LLC, AB Value Management LLC's Managed Account, AB Value Partners, LP, and Hamilton Partners is a member of a Section 13(d) group that owns more than 10% of the Issuer's outstanding Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of a registered class of our common stock to file reports of ownership and changes in ownership with the SEC.  Officers, directors and ten-percent stockholders are charged by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4 and 5 and amendments to those forms furnished to us during fiscal 2013, and, if applicable, written representations that a Form 5 was not required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and ten-percent stockholders were fulfilled in a timely manner.

INFORMATION ABOUT OUR AUDIT COMMITTEE AND INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Report

The following is a report of the Audit Committee describing the policies and procedures that it employed in reviewing the Company’s financial statements for the year ended October 31, 2013 and related matters.  The information set forth in this report is not “soliciting material” and is not “filed” with the SEC or subject to Regulation 14A under, or the liabilities of Section 18 of, the Securities Exchange Act of 1934, except to the extent we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

In accordance with its written charter, the primary role of the Audit Committee is to assist our Board in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to stockholders and others, the internal control systems and disclosure controls established by management and the Board, the audit process and the independent auditors’ qualifications, independence and performance.

Management is responsible for the internal controls and preparation of the Company’s financial statements. The Company’s independent registered public accounting firm, Wolf & Company, P.C., is responsible for performing an audit of its consolidated financial statements including an evaluation of its internal controls in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and issuing an opinion on the financial statements. The Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the Company’s internal controls, financial reporting practices and audit process.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and its internal controls over financial reporting for the fiscal year ended October 31, 2013 with management and the independent registered public accounting firm. As part of this review, the Audit Committee discussed with Wolf & Company, P.C. the communications required by the standards of the PCAOB, including those described in Auditing Standard No. 16, “Communication with Audit Committees.”

The Audit Committee has received from Wolf & Company, P.C. a written statement describing all relationships between that firm and the Company that might bear on the independent registered public accounting firm’s independence, consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”  The Audit Committee has discussed the written statement with the independent registered public accounting firm, and has considered whether the independent registered public accounting firm’s provision of consultation and other non-audit services to the Company is compatible with maintaining the registered public accounting firm’s independence.

Based on the above-mentioned reviews and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements and assertions on internal controls over financial reporting be included in its Annual Report on Form 10-K for the year ended October 31, 2013 for filing with the SEC.

Martin Dytrych, Chair
John LaPides
Lori Schafer

Our Independent Registered Public Accounting Firm

The Audit Committee engaged Wolf & Company, P.C. as our independent registered public accounting firm to perform an audit of our consolidated financial statements,  including an evaluation of our internal controls, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) for the fiscal years ended October 31, 2013 and 2012.  A representative of Wolf & Company, P.C. is expected to be available at the Annual Meeting via conference telephone and will have an opportunity to make a statement if he desires to do so.  He is also expected to be able to respond to appropriate questions.

The Audit Committee has selected Wolf & Company as the independent registered public accounting firm to audit our financial statements for fiscal 2014.

Independent Registered Public Accounting Firm Fees

The following is a summary of the fees for professional services rendered by Wolf & Company for the fiscal years ended October 31, 2013 and 2012:
Fee Category	2013	2012
Audit fees	$184,929	$194,125
Audit-related fees	1,000	-
Tax fees	-	-
All other fees	-	-
Total fees	$185,929	$194,125

Audit Fees:  Audit fees were for professional services rendered for the audit of our annual financial statements, the review of quarterly financial statements and the preparation of statutory and regulatory filings.

 Audit-Related Fees:  Audit-related fees were for professional services rendered in connection with accounting consultations.

Tax Fees:  Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice.  These services include assistance regarding federal and state tax compliance and planning, tax audit defense, and mergers and acquisitions.  Commencing in fiscal year 2006, we used a different accounting firm for tax services than the firm that performs our audit services.

 All Other Fees:  All other fees include assistance with miscellaneous reporting requirements and interpretation of technical issues.

The Audit Committee considered and determined that the provision of non-audit services provided by Wolf & Company, P.C. is compatible with maintaining the firm’s independence.

The Audit Committee engaged Blum, Shapiro & Company P.C. for tax and tax advisory services for fiscal year 2013.

Pre-Approval Policies and Procedures

At present, our Audit Committee approves each engagement for audit and non-audit services before we engage Wolf & Company, P.C. to provide those services.

Our Audit Committee has not established any pre-approval policies or procedures that would allow our management to engage Wolf & Company, P.C. to provide any specified services with only an obligation to notify the Audit Committee of the engagement for those services.  None of the services provided by Wolf & Company, P.C. for fiscal 2013 was obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

Whistleblower Procedures

In our Code of Ethics, our Audit Committee has adopted procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our directors, officers and employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.

PROPOSAL THREE:
RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

Wolf & Company, P.C. currently serves as the Company’s independent auditors, and that firm conducted the audit of the Company’s financial statements for fiscal year 2013. The Audit Committee has appointed Wolf & Company, P.C. to serve as our independent auditors to conduct an audit of the Company’s financial statements for fiscal year 2014.

Selection of the Company’s independent auditors is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Board of Directors is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to vote in favor of the selection, the Audit Committee will reconsider whether to retain Wolf & Company, P.C. and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if stockholders vote in favor of the appointment, on an advisory basis, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

Representatives of Wolf & Company, P.C. are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote “FOR” ratification of Wolf & Company, P.C. as our independent auditors for fiscal year 2014.

Unless marked to the contrary, proxies received will be voted “FOR” Proposal Three.

OTHER MATTERS

Other Business

Neither the Company nor our Board intends to propose any matters of business at the meeting other than Proposal One described in this proxy statement.  Neither we nor our Board know of any matters to be proposed by others at the meeting.

Solicitation of Proxies

We are soliciting proxies in the enclosed form and paying the cost of the solicitation.  In addition to the use of the mails, we may solicit proxies personally or by telephone or telegraph using the services of our directors, officers and regular employees at nominal cost.  We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our common stock.

Stockholder Proposals for the Next Annual Meeting

In order to be eligible for inclusion in our proxy statement and proxy card for the annual meeting scheduled to be held in 2015, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to our principal executive offices at least 120 days prior to the anniversary of the date of this proxy statement.  This proxy statement is dated February 28, 2014, so the date by which proposals are required to be received under Rule 14a-8 will be October 31, 2014.

Section 3.7 of our by-laws requires that a stockholder who wishes to bring an item of business before the annual meeting must provide notice of such item of business to us at our principal executive offices not less than 90 days before the “specified date” for such meeting, which is a defined term meaning March 27 in each calendar year.  In that case, the deadline for submission of notice will be December 27, 2014.  Section 4.5 of our by-laws imposes the same deadline on the nomination by a stockholder of a candidate for election to the board of directors.  Accordingly, any proposal or nomination submitted after December 27, 2014 will be untimely.  Our by-laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder.

Availability Of Form 10-K

In addition to being available at http://www.crystalrock.com/proxy, copies of our Annual Report on Form 10-K for the fiscal year ended October 31, 2013, including our financial statements but excluding the exhibits to the Form 10-K, are being provided, without charge, to each stockholder solicited by this proxy statement.  The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit.  For further information, contact Bruce S. MacDonald, Chief Financial Officer, Crystal Rock Holdings, Inc., 1050 Buckingham Street, Watertown, Connecticut 06795, telephone 802-658-9112 extension 15.  Our Annual Report on Form 10-K and our other filings with the SEC, including the exhibits, are available for free on our website (www.crystalrock.com) and the SEC’s website (www.sec.gov).

EXHIBIT A

CRYSTAL ROCK HOLDINGS, INC.
2014 STOCK INCENTIVE PLAN

SECTION 1.                                GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Crystal Rock Holdings, Inc. 2014 Stock Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable directors, officers and employees of, and other persons (including consultants) providing services to, Crystal Rock Holdings, Inc. (the “Company”) and its Affiliates to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Affiliate” means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards and Unrestricted Stock Awards.

“Board” means the Board of Directors of the Company.

“Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder’s employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder’s ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate.  A person’s employment shall be deemed to have been terminated for Cause if the Company determines within thirty (30) days of the termination of employment (whether such termination was voluntary or involuntary) that termination for Cause was warranted.

“Change of Control” shall have the meaning set forth in Section 13.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall have the meaning set forth in Section 2.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan is approved by the Board of Directors as set forth in Section 15.

“Eligible Person” shall have the meaning set forth in Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed; provided that if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded.  If the Stock is not listed on any registered national securities exchange, the Fair Market Value of the Stock shall be determined in good faith by the Committee using such methods or procedures as it may establish.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404 of Regulation S-K.

“Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Normal Retirement” for purposes of the Plan shall mean the voluntary termination of the participant’s employment with or services to the Company by a participant who has had at least 10 years of service to the Company and is at least 60 years old, or termination of the participant’s employment with or services to the Company under such other circumstances as determined by the Committee.

“Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director.  “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder, including without limitation Treasury Regulation 1.162.27(e)(3).

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“SEC” means the Securities and Exchange Commission or any successor authority.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Stock” means the Common Stock, $.001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” means any corporation, limited liability company or other entity (other than the Company) in which the Company owns at least a 50% interest or controls, directly or indirectly.

“Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2.                                ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS.

(a)           Committee.  The Plan shall be administered by the compensation committee of the Board (the “Committee”) consisting of not less than two (2) persons each of whom qualifies as an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director nor a Non-Employee Director.  Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

Action by the Committee shall require the affirmative vote of a majority of all members thereof.

(b)           Powers of Committee.  The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i)           to select the persons to whom Awards may from time to time be granted;

(ii)           to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock and Unrestricted Stock, or any combination of the foregoing, granted to any one or more participants;

(iii)           to determine the number of shares to be covered by any Award;

(iv)           to determine and modify the price, terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided that re-pricing of Stock Options shall not be permitted without shareholder approval and provided, further, that no such action shall adversely affect rights under any outstanding Award without the participant’s consent;

(v)           to accelerate the exercisability or vesting of all or any portion of any Award;

(vi)           to extend the period in which any outstanding Stock Option may be exercised; and

(vii)           to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.  No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 3.                                SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.

(a)           Shares Issuable.  The maximum number of shares of Stock with respect to which Awards may be granted under the Plan shall be 500,000.  For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan.  Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b)           Limitation on Awards.  In no event may any Plan participant be granted Awards with respect to more than 100,000 shares of Stock in any calendar year.  The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year.  In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

(c)           Stock Dividends, Mergers, etc.  In the event that after approval of the Plan by the shareholders of the Company in accordance with Section 15, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares.  In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 13.

(d)           Substitute Awards.  The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation.  The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.                                ELIGIBILITY.

Awards may be granted to directors, officers and employees of, and consultants and advisers to, the Company or its Affiliates (“Eligible Persons”).

SECTION 5.                                STOCK OPTIONS.

The Committee may grant to Eligible Persons options to purchase stock.  Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options.  Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option.  To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate.  Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and the terms and conditions of Sections 8, 9, 11, 13 and 16 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a)           Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant, but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant.  If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the grant date.

(b)           Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted.  If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(c)           Exercisability; Rights of a Shareholder.  Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date.  The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)           Method of Exercise; Payment.  Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased.  Option agreements may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option agreement, by one of the following methods:

(i)           By delivery to the Company of shares of Common Stock of the Company that are not then subject to restriction under any Company plan, such surrendered shares to have a Fair Market Value on the date of exercise that is equal in amount to the exercise price of the Options being exercised;

(ii)           Except as prohibited by Section 402 of the Sarbanes-Oxley Act of 2002 or any similar successor provision of law, by delivery of a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Committee may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code;

(iii)           If the class of Common Stock is registered under the Exchange Act at such time, subject to rules as may be established by the Committee, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided, further, that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.  The Company need not act upon such exercise notice until the Company receives full payment of the exercise price;

(iv)           By reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregate exercise price; or

(v)           By any combination of such methods of payment.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

(e)           Non-transferability of Options.   Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f)           Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan  and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

(g)           Lockup Agreement.  The Committee may in its discretion specify upon granting an Option that upon request of the Company or the managing underwriter(s) of any offering of securities of the Company under the Securities Act, the holder of such Option shall agree in writing (in such form as the Company or the managing underwriter(s) shall request) to the general effect that for a period of time not to exceed 180 days from the effective date of any registration of securities of the Company under the Securities Act, the holder of any Option will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, or any other shares of the common stock of the Company owned or controlled by him or her, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 6.                                RESTRICTED STOCK AWARDS.

(a)           Nature of Restricted Stock Award.  The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

(b)           Acceptance of Award.  A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c)           Rights as a Shareholder.  Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award.  Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

(d)           Restrictions.  Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein.  In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative.  The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

(e)           Vesting of Restricted Stock.  The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.”  The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 11, amend any conditions of the Award.

(f)           Waiver, Deferral and Reinvestment of Dividends.  The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

(g)           Lockup Agreement.  The Committee may in its discretion specify upon granting a Restricted Stock Award that upon request of the Company or the managing underwriter(s) of any offering of securities of the Company under the Securities Act, the purchaser of any Restricted Stock shall agree in writing (in such form as the Company or the managing underwriter(s) shall request) to the general effect that for a period of time not to exceed 180 days from the effective date of any registration of securities of the Company under the Securities Act, the purchaser will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Restricted Stock Award, or any other shares of the common stock of the Company owned or controlled by him or her, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 7.                               UNRESTRICTED STOCK AWARDS.

(a)           Grant or Sale of Unrestricted Stock.  The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b)           Restrictions on Transfers.  The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

(c)           Unrestricted Stock Awards to Eligible Directors.  To the extent that members of the Board of Directors are entitled to receive fees for services as Director, the Committee may in its discretion grant Unrestricted Stock Awards to Directors who are not currently officers of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate (each, an “Eligible Director”) in payment of fees for service on the Board of Directors or committees thereof, including Unrestricted Stock Awards in lieu of cash payments to an Eligible Director who elects, with the Committee’s permission, to receive Unrestricted Stock Awards in lieu of such cash payments.  Such Awards shall comprise a number of shares of Stock equal to the amount of the cash payment earned by the Eligible Director, divided by the Fair Market Value per share of Stock on the date of the Award.  No fractional Awards may be issued.  Each Eligible Director who receives an Award pursuant to this Section agrees for a period of one year from the Award Date not to sell, make any short sale of, loan, grant any option for the purpose of, or otherwise dispose of any of the shares so issued, without the prior written consent of the Committee.  No other Plan restrictions shall apply to these Awards.

SECTION 8.                                TERMINATION OF STOCK OPTIONS.

(a)           Incentive Stock Options.  This Section sets forth information with respect to the extent to which Options designated as Incentive Stock Options under the Plan may be exercised following the termination of employment of the optionee under various circumstances.  In some cases, the amount of time available under the Plan for the exercise of an Option following such termination of employment may exceed the applicable maximum amount of time permitted for Incentive Stock Options under the Code.  Any Incentive Stock Option that is exercised after the applicable maximum permissible amount of time under the Code shall no longer qualify as an Incentive Stock Option and will be a Non-Statutory Stock Option.  Optionees shall consult their own tax advisers about the tax treatment of Options.

(i)           Termination by Death.  If any participant’s employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one (1) year (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii)           Termination by Reason of Disability or Normal Retirement.

(A)           Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one (1) year (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(B)           Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of two (2) years (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.  Exercise must be within ninety (90) days to maintain Incentive Stock Option status.

(C)           The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii)           Termination for Cause.  If any participant’s employment by the Company and its Affiliates has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(iv)           Other Termination.  Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment,

(x)  for ninety (90) days (or such other period as the Committee shall specify) in the case of involuntary termination (such as layoff) under this Section 8(a)(iv), or

(y)  for thirty (30) days (or such other period as the Committee shall specify) in the case of voluntary termination (such as resignation) under this Section 8(a)(iv),

whichever is applicable, in each case from the date of termination of employment, or until the expiration of the stated term of the Option, if earlier.

(b)           Non-Statutory Stock Options.  Any Non-Statutory Stock Option granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 9.                                TAX WITHHOLDING.

(a)           Payment by Participant.  Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income.  The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b)           Payment in Shares.  A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) transferring to the Company a sufficient number of shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

(c)           Notice of Disqualifying Disposition.  Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchased upon exercise of an Incentive Stock Option.

SECTION 10.                                TRANSFER AND LEAVE OF ABSENCE.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)           a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

(b)           an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 11.                                AMENDMENTS AND TERMINATION.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.

This Plan shall terminate as of the tenth anniversary of its effective date.  The Board may terminate this Plan at any earlier time for any reason.  No Award may be granted after the Plan has been terminated.  No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award.  The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 12.                                STATUS OF PLAN.

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 13.                                CHANGE OF CONTROL PROVISIONS.

(a)           Except as expressly provided in any Option agreement or Restricted Stock agreement to the contrary, if there is a “Change of Control” as defined in this Section 13, then the Committee may, in its discretion, take any one or more of the following actions, as to some or all outstanding Options or Restricted Stock Awards (and need not take the same action as to each such Option or Restricted Stock Award):

(i)           provide that such Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code;

(ii)           upon written notice to the option holders, provide that all unexercised Options will terminate and be canceled immediately prior to the consummation of a Change of Control transaction described in Section 13(b)(iii) or (iv) unless exercised by the option holder to the extent otherwise then exercisable within a specified period following the date of such notice;

(iii)           accelerate in part or in full the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option and Restricted Stock Award, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee;

(iv)           upon written notice to the grantees, provide that all unvested shares of Restricted Stock shall be repurchased at cost; or

(v)           in connection with the consummation of a Change of Control transaction described in Section 13(b)(iii) or (iv), make or provide for a cash payment to the option holders equal to the difference between (A) the fair market value of the per share consideration (whether cash, securities or other property or any combination of the above), if any, that the holder of a share of Stock will receive upon consummation of the Change of Control (the “Per Share Transaction Price”) times the number of shares of Stock subject to outstanding vested Options (to the extent then exercisable at prices not equal to or in excess of the Per Share Transaction Price) and (B) the aggregate exercise price of such outstanding vested Options, in exchange for the termination of such Options, it being understood that to the extent that any Options are exercisable at a price equal to or in excess of the Per Share Transaction Price, the Committee may provide that such “underwater” Options shall terminate immediately upon the consummation of the Change in Control transaction without any payment being made to the holders of such Options.

(b)           “Change of Control” shall mean the occurrence of any one of the following events:

(i)           any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities (a “Majority Interest”); provided, however, that it shall not be a Change of Control if the group consisting of Henry Baker, Peter Baker, John Baker and Ross Rapaport, either in their individual or fiduciary capacities (the “Baker Group”), beneficially owns or obtains a Majority Interest as defined in Section 13(b)(i), provided further that if another person or group not affiliated with the Baker Group obtains a Majority Interest, then any subsequent acquisition of a Majority Interest by the Baker Group shall be a Change of Control; or

(ii)           persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board, including by reason of an agreement intended to avoid or settle any such actual or threatened contest or situation, shall not be considered an Incumbent Director; or

(iii)           there is a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv)           the Company is liquidated, or the Company sells or disposes of all or substantially all of the Company’s assets.

(c)           Substitute Options.  The Company may grant Options in substitution for options held by employees, officers or directors of, or consultants or advisors to, another corporation who become employees, officers or directors of, or consultants or advisors to, the Company, as the result of a merger or consolidation of the employing corporation with the Company or as a result of the acquisition by the Company of property or stock of the employing corporation.  The Company may direct that substitute Options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

(d)           Restricted Stock.  In the event of a business combination constituting a Change of Control, any securities, cash or other property received in exchange for shares of Restricted Stock shall continue to be governed by the provisions of any Restricted Stock agreement pursuant to which they were issued, including any provision regarding vesting, and such securities, cash, or other property may be held in escrow on such terms as the Board or the Committee may direct, to insure compliance with the terms of any such Restricted Stock agreement.

SECTION 14.                                GENERAL PROVISIONS.

(a)           No Distribution; Compliance with Legal Requirements.  The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied.  The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)           Delivery of Stock Certificates.  Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c)           Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

SECTION 15.                                EFFECTIVE DATE OF PLAN.

This Plan shall become effective upon its adoption by the Company’s Board of Directors and shall be submitted to the shareholders of the Company for approval within twelve months following the adoption of this Plan by the Board.  No Award may be exercised prior to such shareholder approval.  If such shareholder approval is not timely obtained, then all Awards previously granted under the Plan shall immediately terminate and be canceled, and the Plan shall thereupon terminate.  If the Plan does receive shareholder approval as aforesaid, no Award shall be granted under the Plan after January 21, 2024.

SECTION 16.                                SECTION 409A AWARDS.

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any 409A Award may not be accelerated or postponed except to the extent permitted by Section 409A.

SECTION 17.                                GOVERNING LAW.

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

*  *  *  *  *

Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 29, 2014.Meeting Information Meeting Type: Annual Meeting For holders as of: March 3, 2014 Date: April 29, 2014 Time: 11:00 AMLocation: Lamn, Krielow, Dytrch & Co.500 University Boulevard, Suite 215 Jupiter, FL 3345 CRYSTAL ROCK HOLDINGS, INC You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). M67344-P48170We encourage you to access and review all of the important information contained in the proxy materials before voting. CRYSTAL ROCK HOLDINGS, INC. 1050 BUCKINGHAM ST WATERTOWN, CT06795

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING PROXY STATEMENT PROXY CARD ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow —— | XXXX XXXX XXXX | (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1 -800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ——  XXXX XXXX XXXX (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2014 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow —— XXXX XXXX XXXX | (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy M67345-P48170

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1) Henry E. Baker  05) John M. LaPides 2) John B. Baker   06) Ross S. Rapaport 3) Peter K. Baker   07) Lori J. Schafer
4) Martin A. Dytrych The Board of Directors recommends you vote FOR the following proposal: 2. Approval of the 2014 Stock Incentive Plan. The Board of Directors recommends you vote FOR the following proposal: Ratification of the appointment of Wolf & Company, PC. as the Company's independent auditors. M67346-P48170

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FuTuRE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
CRYSTAL ROCK HOLDINGS, INC. 1050 BUCKINGHAM ST. WATERTOWN, CT 06795

NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M67334-P48170   KEEP THIS PORTION FOR YOUR RECORDS The Board of Directors recommends you vote FOR the following: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CRYSTAL ROCK HOLDINGS, INC. for Withhold for All All All Except Election of Directors Nominees: Henry E. Baker John B. Baker Peter K. Baker Martin A. Dytrych  Election of Directors Nominees: Henry E. Baker John B. Baker Peter K. Baker Martin A. Dytrych To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. Board of Directors recommends you vote For the following proposal: Approval of the 2014 Stock Incentive Plan. Board of Directors recommends you vote For the following proposal: Ratification of the appointment of Wolf & Company, PC. as the Company's independent auditors. For Against For address change/comments, mark here (see reverse for instructions). Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]   Date           Signature (Joint Owners)          Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.crystalrock.com/proxy.

CRYSTAL ROCK HOLDINGS, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNuAL MEETING TO BE HELD ON APRIL 29, 2014 As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-690-6903, or via the Internet at WWW.PROXYVOTE.COM and follow the simple instructions. use the information shown on your proxy card. The undersigned stockholder(s) of CRYSTAL ROCK HOLDINGS, INC., a Delaware corporation (the "Company"), hereby appoints Ross S. Rapaport and Peter K. Baker, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares of stock held by the undersigned or which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 29, 2014 and at all adjournments thereof (the "Meeting"), with all powers the undersigned would possess if personally present. This proxy will be voted in accordance with the instructions given on the reverse and in the discretion of the proxies upon all other matters that may properly come before the Meeting. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR, FOR PROPOSAL 2 AND FOR PROPOSAL 3. Address Changes/Comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side